                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Elecsys Corporation (the
"Company") on Form 10-KSB for the annual period ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and as of the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge;

     1)   The Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities and Exchange Act of 1934; and

     2)   The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 26, 2004                      /s/ Todd A. Daniels
                                          --------------------------------------------
                                          Todd A. Daniels
                                          Vice President and Chief Financial
                                          Officer (Principal Financial Officer)

[A signed original of this written statement required by Section 906 has been provided to and will be retained by Elecsys Corporation and furnished to the
Securities and Exchange Commission or its staff upon request.]